UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ETHAN ALLEN INTERIORS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to Be Held on November 13, 2019. ETHAN ALLEN INTERIORS INC. Type: Annual Meeting You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ETHAN ALLEN INTERIORS INC. 25 LAKE AVENUE EXT. DANBURY, CT 06811-5286 ATTN: ERIC D. KOSTER the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E84722-P29116 See the reverse side of this notice to obtain MeetingMeeting Information For holders as of:September 16, 2019 Date: November 13, 2019 Time: 10:00 A.M., Eastern Time Location: Ethan Allen Interiors Inc. International Corporate Headquarters 25 Lake Avenue Ext. Danbury, CT 06811

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods E84723-P29116 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: The Annual Report and Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 30, 2019 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR each of the following Director Nominees: 1. Election of Directors The Board of Directors recommends you vote FOR proposals 2 and 3. Nominees: 2. To approve, by a non-binding advisory vote, Named Executive Officer compensation, as described in the proxy statement. 1a. M. Farooq Kathwari 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2020 fiscal year. 1b. James B. Carlson 1c. John J. Dooner, Jr. NOTE: To transact such other business as may properly come before the meeting. 1d. Domenick J. Esposito NOTE: THIS IS NOT A PROXY CARD, YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you. 1e. Mary Garrett 1f. James W. Schmotter 1g. Tara I. Stacom E84724-P29116 Voting Items

E84725-P29116